SECOND AMENDMENT
to
SEVENTH AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT (this “Amendment”) TO SEVENTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated effective March 19, 2007 (as amended by the First Amendment to Seventh Amended and Restated Revolving Credit Agreement dated effective January 16, 2008, the “Credit Agreement”), which Amendment is dated effective as of January 1, 2009 (the “Effective Date”), is entered into among GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages hereof and such other Subsidiaries of the Company which hereafter shall become parties to the Credit Agreement (the Company and the Subsidiaries are sometimes referred to herein as, individually, a “Borrower,” and collectively, the “Borrowers”), the lenders listed on the signature pages hereof (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity together with any successor, the “Agent”), COMERICA BANK, as Floor Plan Agent for the Lenders (in such capacity, together with any successor, the “Floor Plan Agent”), and BANK OF AMERICA, N.A., as Syndication Agent (in such capacity, together with any successor the “Syndication Agent” and together with the Agent and the Floor Plan Agent, the “Agents”).

R E C I T A L S:

The Company, each of the other Borrowers, the Agents and the Lenders are parties to the Credit Agreement, pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrowers; and

The Company, the Borrowers, the Agents and the Lenders desire to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I. DEFINITIONS

Section 1.1 Terms Defined Above. As used in this Amendment, each of the terms defined in the opening paragraph shall have the meaning assigned to such terms therein.

Section 1.2 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 1.3 Other Definitional Provisions.

(a) The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment.

(b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Amendment unless otherwise specified.

ARTICLE II. AMENDMENT TO CREDIT AGREEMENT

The Company, each of the Borrowers, the Agents and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

Section 2.1 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended to restate the definitions of “Interest Expense”, “Consolidated EBITDA” and “EBITDA” in their entirety as follows:

“‘Interest Expense’ means, for any Person, determined on a consolidated basis, the sum of all interest on Indebtedness paid or payable (including the portion of rents payable under Capital Leases allocable to interest, but excluding interest allowances from Manufacturers).”

“‘Consolidated EBITDA’ means, for any period for which the amount thereof is to be determined, Consolidated Net Income for such period, plus, to the extent deducted in the determination of Consolidated Net Income and without duplication with items included in the adjustments to Net Income under GAAP in the determination of Consolidated Net Income, (a) provisions for income taxes, (b) interest expense (calculated in accordance with GAAP), (c) depreciation and amortization expense, and (d) other non-cash income or charges.”

“‘EBTIDA’ means, for any Person, for any period, Net Income for such period, plus, to the extent deducted in the determination of Net Income and without duplication with items included in the adjustments under GAAP to Net Income in the determination of net income, (a) provisions for income taxes, (b) interest expense (calculated in accordance with GAAP), (c) depreciation and amortization expense, and (d) other non-cash income or charges.”

Section 2.2 Amendment to Section 1.2. Section 1.2 of the Credit Agreement is hereby amended to be restated in its entirety as follows:

“Section 1.2. Accounting Terms.

(a) Except as otherwise herein specifically provided, each accounting term used herein shall have the meaning given to it under GAAP.

(b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Agent and the Lenders such calculations, financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding the foregoing, with respect to the changes in GAAP as they apply to Accounting Principles Bulletin 14-1, the Company shall (i) calculate the financial covenants set forth in Sections 10.11, 10.13, 10.14 and 10.15 without giving effect to such changes and (ii) provide to the Agent and the Lenders such calculations, financial statements and other documents as reasonably requested hereunder setting forth a reconciliation between calculations of such financial covenants made before and after giving effect to such changes in GAAP.”

ARTICLE III. CONDITIONS

The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

Section 3.1 Loan Documents. The Agent shall have received counterparts of this Amendment executed and delivered by a duly authorized officer of the Company and each of the Borrowers and the Required Lenders.

Section 3.2 Representations and Warranties. Except as affected by the transactions contemplated in the Credit Agreement and this Amendment, each of the representations and warranties made by the Company and the other Borrowers in or pursuant to the Loan Documents shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date, except to the extent that such representations and warranties are limited to an earlier date or period in which case they shall be limited to such earlier date or period.

Section 3.3 Other Instruments or Documents. The Agent shall receive such other instruments or documents as it may reasonably request.

Section 3.4 Payment of Fees and Expenses. The Agent shall have received payment of all its fees and expenses in connection with this Amendment, including, without limitation, any legal expenses billed as of the time of closing.

ARTICLE IV. MISCELLANEOUS

Section 4.1 Adoption, Ratification and Confirmation of Credit Agreement. The Company, each of the Borrowers, the Agents and the Lenders do hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and the Security Documents, and acknowledges and agrees that the Credit Agreement, as amended hereby, and each of the Security Documents, are and remain in full force and effect.

Section 4.2 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 4.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and may be delivered in original or facsimile form, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Company, the other Borrowers, the Agents and the Required Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

Section 4.4 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

Section 4.5 Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 4.6 Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

Section 4.7 Release and Indemnity.

(a) The Company and each of the other Borrowers do hereby release and indemnify the Agents and each Lender and each Affiliate thereof and their respective directors, officers, employees and agents from, and release and hold each of them harmless from any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from the Loan Documents or the transactions contemplated thereby (including any threatened investigation or proceeding), or the actions or inactions of any Person in regard thereto, including any Person hereby released, and the Company and each of the other Borrowers shall reimburse each Lender and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand, for any expenses (including legal fees) reasonably incurred in connection with any investigation or proceeding involving such matters (the “Indemnified Obligations”). Without prejudice to the survival of any other obligations of the Company and the other Borrowers hereunder and under the other Loan Documents, such release and indemnity shall survive the termination of the Credit Agreement or this Amendment and the other Loan Documents, the payment of the Obligations, or the assignment of the Notes.

(b) Without limiting any provision of this Amendment, it is the express intention of the parties hereto that each Person to be indemnified hereunder shall be indemnified and held harmless against any and all Indemnified Obligations arising out of or resulting from the ordinary sole or contributory negligence of such Person or imposed upon said party under any theory of strict liability. Without prejudice to the survival of any other obligations of the Borrowers hereunder and under the other Loan Documents, the obligations of the Borrowers under this Section shall survive the termination of this Amendment, the Credit Agreement and the other Loan Documents and the payment of the Obligations and the Notes.

Section 4.8 Governing Law. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

Section 4.9 Entire Agreement. The Credit Agreement, as amended by this Amendment and the other Loan Documents, constitute the entire agreement among the parties hereto with respect to the subject thereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject thereof are superseded by the Credit Agreement, as amended by this Amendment, and the other Loan Documents.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS HEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

GROUP 1 AUTOMOTIVE, INC.,
a Delaware corporation

By:	/s/John C. Rickel

John C. Rickel Senior Vice President and CFO

GROUP 1 FUNDING, INC.,

a Delaware corporation;
GROUP 1 REALTY, INC.,
a Delaware corporation

By:	/s/John C. Rickel

John C. Rickel President

BARON DEVELOPMENT COMPANY, LLC,
a Kansas limited liability company;
BARON LEASEHOLD, LLC,
a Kansas limited liability company;
By:	Baron Development Company, LLC,
a Kansas limited liability company,
its Sole Member

G1R FLORIDA, LLC,

a Delaware limited liability company;

G1R2 FLORIDA, LLC,

a Delaware limited liability company;

G1R-OC, LLC,

a Delaware limited liability company;

IVORY AUTO PROPERTIES OF SOUTH CAROLINA, LLC,

a South Carolina limited liability company;

TATE CG, L.L.C.,

a Maryland limited liability company

By:	Group 1 Realty, Inc.,
its Sole Member
	By:	/s/John C. Rickel

John C. Rickel President

BOHN HOLDINGS, LLC,
a Delaware limited liability company;
By:	Bohn Holdings, Inc.,
its Sole Member
BOHN-FII, LLC,
a Delaware limited liability company;
By:	Bohn Holdings-F, Inc., its Sole Member

GPI KS-SV, LLC,
a Delaware limited liability company;
By:	GPI KS-SB, Inc., its Sole Member

GPI SC-SV, LLC,
a Delaware limited liability company;
By:	GPI SC-SB, Inc., its Sole Member

GROUP 1 ASSOCIATES HOLDINGS, LLC,
a Delaware limited liability company;
By:	Group 1 Associates, Inc., its Sole Member

HARVEY FORD, LLC,
a Delaware limited liability company;
By:	Bohn-FII, LLC, its Sole Member By:	Bohn Holdings-F, Inc., its Sole Member

HARVEY GM, LLC,
a Delaware limited liability company;
By:	Bohn Holdings, LLC,
	its Sole Member By:	Bohn Holdings, Inc., its Sole Member

HARVEY OPERATIONS-T, LLC,
a Delaware limited liability company;
By:	Bohn Holdings, LLC,
	its Sole Member By:	Bohn Holdings, Inc., its Sole Member

IRA AUTOMOTIVE GROUP, LLC,
a Delaware limited liability company
By:	Danvers-T, Inc.,
its Sole Member
	By:	/s/John C. Rickel

John C. Rickel Vice President

DANVERS-SU, LLC,
a Delaware limited liability company;
By:	Group 1 Holdings-S, L.L.C.,
its Sole Member

GROUP 1 HOLDINGS-DC, L.L.C.,

a Delaware limited liability company;

GROUP 1 HOLDINGS-F, L.L.C.,

a Delaware limited liability company;

GROUP 1 HOLDINGS-GM, L.L.C.,

a Delaware limited liability company;

GROUP 1 HOLDINGS-H, L.L.C.,

a Delaware limited liability company;

GROUP 1 HOLDINGS-N, L.L.C.,

a Delaware limited liability company;

GROUP 1 HOLDINGS-S, L.L.C.,

a Delaware limited liability company;

GROUP 1 HOLDINGS-T, L.L.C.,

a Delaware limited liability company;

HOWARD-DCIII, LLC,

a Delaware limited liability company

By:	Group 1 Automotive, Inc.,
its Sole Member
	By:	/s/John C. Rickel

John C. Rickel Senior Vice President and CFO

COURTESY FORD, LLC,

a Delaware limited liability company;
GULF BREEZE FORD, LLC,
a Delaware limited liability company;
KEY FORD, LLC,
a Delaware limited liability company;
KOONS FORD, LLC,
a Delaware limited liability company

By:	Group 1 FL Holdings, Inc.,
its Sole Member
	By:	/s/John C. Rickel

John C. Rickel Vice President

GROUP 1 LP INTERESTS-DC, INC.,

a Delaware corporation;
GROUP 1 LP INTERESTS-GM, INC.,
a Delaware corporation;
GROUP 1 LP INTERESTS-S, INC.,
a Delaware corporation

By:	/s/John C. Rickel

John C. Rickel President

AMARILLO MOTORS-C, LTD.,

a Texas limited partnership;
AMARILLO MOTORS-J, LTD.,
a Texas limited partnership;
AMARILLO MOTORS-SM, LTD.,
a Texas limited partnership;
GPI, LTD.,
a Texas limited partnership;
MCCALL-SL, LTD.,
a Texas limited partnership;
PRESTIGE CHRYSLER SOUTH, LTD.,
a Texas limited partnership;
ROCKWALL AUTOMOTIVE-DCD, LTD.,
a Texas limited partnership

By:	Group 1 Associates, Inc.,
its General Partner
	By:	/s/John C. Rickel

John C. Rickel Vice President

ADVANTAGECARS.COM, INC.,

a Delaware corporation;
AMARILLO MOTORS-F, INC.,
a Delaware corporation;
BOB HOWARD AUTOMOTIVE-EAST, INC.,
an Oklahoma corporation;
BOB HOWARD CHEVROLET, INC.,
an Oklahoma corporation;
BOB HOWARD DODGE, INC.,
an Oklahoma corporation;
BOB HOWARD MOTORS, INC.,
an Oklahoma corporation;
BOB HOWARD NISSAN, INC.,
an Oklahoma corporation;
BOHN HOLDINGS, INC.,
a Delaware corporation;
BOHN HOLDINGS-F, INC.,
a Delaware corporation;
CASA CHEVROLET, INC.,
a New Mexico corporation;
CASA CHRYSLER PLYMOUTH JEEP, INC.,
a New Mexico corporation;
CHAPERRAL DODGE, INC.,
a Delaware corporation;
DANVERS-DCII, INC.,
a Delaware corporation;
DANVERS-N, INC.,
a Delaware corporation;
DANVERS-NII, INC.,
a Delaware corporation;
DANVERS-S, INC.,
a Delaware corporation;
DANVERS-SB, INC.,
a Delaware corporation;
DANVERS-T, INC.,
a Delaware corporation;
DANVERS-TII, INC.,
a Delaware corporation;
DANVERS-TIII, INC.,
a Delaware corporation;
DANVERS-TL, INC.,
a Delaware corporation;
FMM, INC.,
a California corporation;
GPI AL-N, INC.,
a Delaware corporation;

GPI ATLANTA-F, INC.,
a Georgia corporation;
GPI ATLANTA-FLM, INC.,
a Delaware corporation;
GPI ATLANTA-FLMII, INC.,
a Delaware corporation;
GPI ATLANTA-T, INC.,
a Delaware corporation;
GPI CA-DMII, INC.
a Delaware corporation;
GPI CA-NIII, INC.,
a Delaware corporation;
GPI CA-TII, INC.,
a Delaware corporation;
GPI GA-DM, INC.,
a Delaware corporation;
GPI KS-SB, INC.,
a Delaware corporation;
GPI MD-SB, INC.,
a Delaware corporation;
GPI MS-H, INC.,
a Delaware corporation;
GPI MS-N, INC.,
a Delaware corporation;
GPI MS-SK, INC.,
a Delaware corporation;
GPI NH-T, INC.,
a Delaware corporation;
GPI NH-TL, INC.,
a Delaware corporation;
GPI SAC-T, INC.,
a Delaware corporation;
GPI SC-SB, INC.,
a Delaware corporation;
GPI SD-DC, INC.,
a Delaware corporation;
GROUP 1 ASSOCIATES, INC.,
a Delaware corporation;
GROUP 1 FL HOLDINGS, INC.,
a Delaware corporation;
HOWARD FORD, INC.,
a Delaware corporation;
HOWARD-DCII, INC.,
a Delaware corporation;
HOWARD-GM, INC.,
a Delaware corporation;

HOWARD-GMII, INC.,
a Delaware corporation;
HOWARD-H, INC.,
a Delaware corporation;
HOWARD-HA, INC.,
a Delaware corporation;
HOWARD-SB, INC.,
a Delaware corporation;
JIM TIDWELL FORD, INC.,
a Delaware corporation;
KUTZ-N, INC.,
a Delaware corporation;
LUBBOCK MOTORS, INC.,
a Delaware corporation;
LUBBOCK MOTORS-F, INC.,
a Delaware corporation;
LUBBOCK MOTORS-GM, INC.,
a Delaware corporation;
LUBBOCK MOTORS-S, INC.,
a Delaware corporation;
LUBBOCK MOTORS-SH, INC.,
a Delaware corporation;
LUBBOCK MOTORS-T, INC.,
a Delaware corporation;
MAXWELL CHRYSLER DODGE JEEP, INC.,
a Delaware corporation;
MAXWELL FORD, INC.,
a Delaware corporation;
MAXWELL-GMII, INC.,
a Delaware corporation;
MAXWELL-N, INC.,
a Delaware corporation;
MAXWELL-NII, INC.,
a Delaware corporation;
MCCALL-H, INC.,
a Delaware corporation;
MCCALL-HA, INC.,
a Delaware corporation;
MCCALL-N, INC.,
a Delaware corporation;
MCCALL-SB, INC.,
a Delaware corporation;
MCCALL-T, INC.,
a Delaware corporation;
MCCALL-TII, INC.,
a Delaware corporation;

MCCALL-TL, INC.,
a Delaware corporation;
MIKE SMITH AUTOMOTIVE-H, INC.,
a Delaware corporation;
MIKE SMITH AUTOMOTIVE-N, INC.,
a Texas corporation;
MIKE SMITH AUTOPLAZA, INC.,
a Texas corporation;
MIKE SMITH AUTOPLEX BUICK, INC.,
a Texas corporation;
MIKE SMITH AUTOPLEX DODGE, INC.,
a Texas corporation;
MIKE SMITH AUTOPLEX, INC.,
a Texas corporation;
MIKE SMITH AUTOPLEX-GERMAN IMPORTS, INC.,
a Texas corporation;
MIKE SMITH GM, INC.,
a Delaware corporation;
MIKE SMITH IMPORTS, INC.,
a Texas corporation;
MIKE SMITH MOTORS, INC.,
a Texas corporation;
MILLBRO, INC.,
a California corporation;
MILLER AUTOMOTIVE GROUP, INC.,
a California corporation;
MILLER FAMILY COMPANY, INC.,
a California corporation;
MILLER IMPORTS, INC.,
a California corporation;
MILLER INFINITI, INC.,
a California corporation;
MILLER NISSAN, INC.,
a California corporation;
MILLER-DM, INC.,
a Delaware corporation;
MILLER-SH, INC.,
a Delaware corporation;
NJ-DM, INC.,
a Delaware corporation;
NJ-H, INC.,
a Delaware corporation;

NJ-HA, INC.,
a Delaware corporation;
NJ-HAII, INC.,
a Delaware corporation;
NJ-HII, INC.,
a Delaware corporation;
NJ-SB, INC.,
a Delaware corporation;
NJ-SV, INC.,
a Delaware corporation;
NY-DM, INC.,
a Delaware corporation;
NY-FV, INC.,
a Delaware corporation;
NY-FVII, INC.,
a Delaware corporation;
NY-SB, INC.,
a Delaware corporation;
NY-SBII, INC.,
a Delaware corporation
PERIMETER FORD, INC.,
a Delaware corporation;
PRESTIGE CHRYSLER NORTHWEST, INC.,
a Delaware corporation;
ROCKWALL AUTOMOTIVE-F, INC.,
a Delaware corporation;
SUNSHINE BUICK PONTIAC GMC TRUCK, INC.,
a New Mexico corporation
WEST CENTRAL MANAGEMENT CO., INC.,
a Delaware corporation;

By:	/s/John C. Rickel

John C. Rickel Vice President

AGENT, ISSUING BANK AND JPMORGAN CHASE BANK, N.A.
LENDER: By: /s/R	obert L. Mendoza

Name: Ro	bert L. Mendoza

Title: V	ice President

FLOOR PLAN AGENT, SWING LINE BANK AND LENDER: COMERICA BANK
By: /s/Jonathan S. Heine

Name: Jonathan S. Heine

Title: Vice President

SYNDICATION AGENT BANK OF AMERICA, N.A.
AND LENDER: By: /s/M. Patr	icia Kay

Name: M. Patri	cia Kay

Title: Senior President	Vice

LENDER: TOYOTA MOTOR CREDIT CORPORATION
By: /s/Mark Doi

Name: Mark Doi

Title: National Dealer C Manager	redit

LENDER: NISSAN MOTOR ACCEPTANCE CORPORATION, a California corporation
By: /s/Chris Hathaway
Name: Chris Hathaway
Title: Sr. Mgr., Commercial Credit

LENDER: SOVEREIGN BANK
By:
Name:
Title:

LENDER:	BMW FINANCIAL SERVICES NA. LLC
By: /s/Scott Bargar

Name: Scott Bargar

Title: Retailer Finance Credit Manager

By: /s/Armando Macias

Name: Armando Macias

Title: Manager Retailer Finance Accounting & Audit

LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION
By: /s/Michael R. Burkitt

Name: Michael R. Burkitt

Title: Senior Vice President

LENDER:	BNP PARIBAS
By: /s/Nader Tannous

Name: Nader Tannous

Title: Vice President

By: /s/Fikret Durmus

Name: Fikret Durmus

Title: Vice President

LENDER:	U.S. BANK, N.A.
By:
Name:
Title:

LENDER: CITIBANK, N.A.
By:
Name:
Title:

LENDER:	BARCLAYS BANK PLC
By: /s/Diane Rolfe

Name: Diane Rolfe

Title: Director

LENDER:	CITIZENS BANK NEW HAMPSHIRE
By:
Name:
Title:

LENDER:	KEY BANK
By:
Name:
Title:

LENDER:	SUNTRUST BANK
By:
Name:
Title:

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/Robert P. DeLaer

Name: Robert P. DeLaer

Title: Vice President, ADCS

LENDER:	FIFTH THIRD BANK
By: /s/Mike Mendenhall

Name: Mike Mendenhall

Title: Vice President

LENDER:	NATIONAL CITY BANK
By: /s/John R. Schofield

Name: John R. Schofield

Title: Vice President

LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH
By: /s/Scottye Lindsey

Name: Scottye Lindsey

Title: Director

By: /s/Erin Morrissey

Name: Erin Morrissey

Title: Vice President

LENDER:	WORLD OMNI FINANCIAL CORP.
By: /s/Rebecca Arwitt

Name: Rebecca Arwitt

Title: Assistant Vice President

LENDER:	AMARILLO NATIONAL BANK
By: /s/Cory Ramsey

Name: Cory Ramsey

Title: Senior Vice President

LENDER:	BANK OF OKLAHOMA, N.A.
By:
Name:
Title: